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                                                                CONFORMED COPY


                             DOMESTIC PLEDGE AGREEMENT

                              PLEDGE AGREEMENT dated as of February 22, 2000, by
                        UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation ("GLOBAL"), UCAR FINANCE INC., a Delaware corporation (the "BORROWER"), the direct and indirect subsidiaries of UCAR that are signatories hereto (together with UCAR, Global and the Borrower, the "PLEDGORS"), in favor of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as collateral agent for the Secured Parties (as defined in Section 1 of this Pledge Agreement; each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement dated as of February 22, 2000, among UCAR, Global, the Borrower, the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent, Collateral Agent and Issuing Bank (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT")).

                               W I T N E S S E T H :


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans and the Issuing Bank has agreed to issue Letters of Credit, upon the terms and subject to the conditions set forth therein; and

                  WHEREAS, it is a condition precedent to the obligations of the Lenders to make the Loans and of the Issuing Bank to issue the Letters of Credit that the Pledgors shall have executed and delivered this Pledge Agreement.

                  NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties to enter into the Credit Agreement and to induce the Lenders to make their respective Loans and the Issuing Bank to issue Letters of Credit, each of the Pledgors hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

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                  1.  DEFINED TERMS.  (a)  Unless otherwise defined herein,
      terms defined in the Credit Agreement and used herein shall have the meanings assigned to them in the Credit Agreement.

                  (b)  The following terms shall have the following meanings:

                        "ADDITIONAL COLLATERAL" shall mean all rights of any
            Pledgor under any Guarantees, security agreements or other instruments or documents guaranteeing or securing any Intercompany Notes or other Collateral.

                        "CODE" shall mean the Uniform Commercial Code from time
            to time in effect in the State of New York.

                        "COLLATERAL" shall mean the Pledged Securities, the
            Additional Collateral and all Proceeds thereof.

                        "COLLATERAL ACCOUNT": any account established to hold
            money Proceeds, maintained under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties and the Pledgors, as provided in
            Section 8(a) and Section 15.

                        "ISSUERS" shall mean the companies identified on
            SCHEDULE I attached hereto as the issuers of the Pledged Securities and each issuer of any securities included in the Additional Collateral.

                        "OBLIGATIONS": shall mean (a) the due and punctual
            payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower or any Subsidiary under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of UCAR, Global, the Borrower and the Subsidiaries under the Credit Agreement and the other Loan Documents (including, without limitation, all monetary obligations of the Intercompany Borrowers under the Intercompany Notes and Intercompany Borrower Agreements, but only for so long as the Intercompany Notes and the

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            rights of the Borrower under the Intercompany Borrower Agreements are pledged to the Collateral Agent under this Agreement as security for the Obligations), (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of UCAR, Global, the Borrower and the Subsidiaries under or pursuant to the Credit Agreement and the other Loan Documents, (c) unless otherwise agreed upon in writing by the applicable Lender party thereto, the due and punctual payment and performance of all obligations of the UCAR, Global, the Borrower and the Subsidiaries, monetary or otherwise, under each Interest/Exchange Rate Protection Agreement entered into with any counterparty that (i) was a Lender (or an Affiliate thereof) at the time such Interest/Exchange Rate Protection Agreement was entered into or (ii) (A) was a "Lender" (or an Affiliate thereof) as defined in the Existing Credit Agreements at the time such Interest/Exchange Rate Protection Agreement was entered into and (B) was one of the initial Lenders under the Credit Agreement (or an Affiliate thereof) and (d) all obligations of the UCAR, Global, the Borrower and the Subsidiaries under the Guarantee Agreements;

                        "PLEDGED NOTES" shall mean (a) the Intercompany Notes
            and other notes listed on SCHEDULE I hereto and (b) all Intercompany Notes and other instruments evidencing Indebtedness of UCAR, Global, the Borrower, any Subsidiary or any other person that shall be owned at any time or from time to time by any Pledgor.

                        "PLEDGED STOCK" shall mean all shares of Capital Stock
            listed on SCHEDULE I hereto or hereafter acquired by any Pledgor, together with all certificates from time to time evidencing such Capital Stock.

                        "PLEDGED SECURITIES" shall mean the Pledged Notes and
            the Pledged Stock.

                        "PROCEEDS" shall mean all "proceeds" (as such term is
            defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof) of any Collateral and, in any event, shall include all interest, payments, prepayments, collections, dividends or other distributions or other income on the Pledged Stock or the Pledged Notes.

                        "SECURED PARTIES" shall mean the Agents, each Lender,
            the Issuing Bank and each other person to which any of the Obligations is owed. In the case of Obligations owed to the Borrower by Foreign Subsidiaries, the term "Secured Parties" includes the Borrower and all references herein to the "ratable benefit of the Secured Parties" includes the Borrower to the extent necessary to effect the Foreign Subsidiary Pledgors' pledges of Collateral to the Borrower and the Borrower's assignment of such pledges contained in
            Section 2(b).

                        "SECURITIES ACT":  the Securities Act of 1933, as
            amended.

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                  (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  2. PLEDGE; GRANT OF SECURITY INTEREST; ASSIGNMENT OF SECURITY INTERESTS. (a) Each Pledgor hereby pledges, charges and delivers to the Collateral Agent, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a first priority security interest in, all the Collateral now or at any time hereafter owned by such Pledgor as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration, upon one or more dates of prepayment or otherwise) of (i) in the case of each Pledgor that is not a Foreign Subsidiary, all of the Obligations, and (ii) in the case of each Pledgor that is a Foreign Subsidiary, its own obligations (A) under the Intercompany Notes and the Intercompany Borrower Agreements, (B) in respect of Letters of Credit and (C) as a Guarantor of the obligations of other Foreign Subsidiaries under the Guarantee Agreements. Each Pledgor will (i) cause any shares of Capital Stock of the Borrower, Global or any Subsidiary required to be pledged hereunder to be evidenced by duly executed certificates that are pledged and delivered to the Collateral Agent pursuant to the terms hereof and (ii) cause any Pledged Notes to be delivered to the Collateral Agent pursuant to the terms hereof.

                  (b) Without limiting the grant set forth in paragraph (a) above, the Borrower hereby assigns, pledges, and transfers to the Collateral Agent for the ratable benefit of the Secured Parties, as security for the Obligations, all the Intercompany Notes and all its rights thereunder and under the related Intercompany Borrower Agreements and any Guarantee Agreements guaranteeing or Security Documents securing the Intercompany Notes or any of them. The Borrower agrees that, until the Commitments under the Credit Agreement have been terminated and the principal of and interest on each Loan, all fees referred to in the Credit Agreement and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, the Collateral Agent will have the right, to the exclusion of the Borrower, to exercise all rights of the Borrower, and to make all demands (except that the Borrower shall be entitled to make a demand for payment to effect any prepayment that it is entitled to make under Section 3.03(b)(ii) of the Credit Agreement) and give all notices to be made or given by the Borrower, under the Intercompany Notes, the Intercompany Borrower Agreements and such Guarantee Agreements and Security Documents (and the Borrower agrees that any such demand or notice made or given by the Borrower in violation of the provisions of this paragraph shall be of no force or effect). Without limiting the foregoing,

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      the Borrower agrees that at any time after the occurrence and during the continuance of an Event of Default, the Collateral Agent may demand payment of the principal of and interest accrued on each Intercompany Note.

                  3. STOCK POWERS AND INSTRUMENTS OF TRANSFER. Concurrently with the delivery to the Collateral Agent of each certificate representing one or more shares of Pledged Stock and each Pledged Note, the applicable Pledgor shall deliver an undated stock power or instrument of transfer covering such certificate or such Pledged Note, duly executed in blank by such Pledgor with, if the Collateral Agent so requests, signature guaranteed.

                  4. REPRESENTATIONS AND WARRANTIES. Each Pledgor represents and warrants, as to itself and the Collateral pledged by it hereunder, that:

                  (a) The shares of Pledged Stock listed on SCHEDULE 1
            constitute the portion of the issued and outstanding shares of all classes of the Capital Stock of the applicable Issuer set forth on
            Schedule I and the Pledged Notes evidence the obligations of the applicable Issuer to the applicable Pledgor in aggregate principal amounts as set forth on Schedule I.

                  (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

                  (c) Subject to Section 21(b), each Pledgor is the legal,
            record and beneficial owner of the Pledged Securities and of the Additional Collateral, free of any and all Liens (other than Liens permitted by Section 7.02 of the Credit Agreement) or options in favor of, or claims of, any other person, except the security interest created by this Agreement.

                  (d) All Capital Stock or other ownership interests in the
            Domestic Subsidiaries will at all times constitute certificated securities for purposes of Articles 8 and 9 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

                  (e) This Agreement is effective to create in favor of the
            Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral and, when the Pledged Stock, Pledged Notes or Additional Collateral shall be delivered to the Collateral Agent (or, as applicable in the case of Capital Stock of foreign Subsidiaries, the requisite filings or registrations are made), this Agreement will constitute a duly perfected first priority Lien on, and security interest in, all right, title and interest of the Pledgors thereunder in such Pledged Stock, Pledged Notes or Additional Collateral, in each case prior and superior in rights to any other person, subject to the agreements listed in Schedule 4.08 of the Credit Agreement.

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                  5. COVENANTS. Each Pledgor, as to itself and the Collateral pledged by it hereunder, covenants and agrees with the Secured Parties that, from and after the date of this Agreement until this Agreement is terminated and the security interest created hereby is released, subject to Section 21(b):

                  (a) Any sums paid upon or in respect of the Pledged Stock,
            Pledged Notes or Additional Collateral upon the liquidation or dissolution (other than any liquidation or dissolution permitted by Section 6.01(a) of the Credit Agreement) of any Issuer shall, upon and during the continuance of an Event of Default, upon the written request of the Collateral Agent, be paid over to the Collateral Agent to be held and applied by it hereunder as provided in Section 8(a) and Section 15, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or Additional Collateral or any property shall be distributed upon or with respect to the Pledged Stock, Pledged Notes or Additional Collateral pursuant to the recapitalization or reclassification of capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, upon and during continuance of an Event of Default, upon the written request of the Collateral Agent, be delivered to the Collateral Agent to be held and applied by it hereunder as provided in Section 8(a) and Section 15. If any sums of money or property so paid or distributed in respect of the Pledged Stock, Pledged Notes or Additional Collateral shall be received by such Pledgor, such Pledgor shall, upon and during the continuance of an Event of Default, upon the written request of the Collateral Agent, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, for application in accordance with Section 8(a) and Section 15.

                  (b) Without the prior written consent of the Collateral Agent, such Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, except to the extent the same are permitted to be issued under the Credit Agreement, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral owned by it, except as not prohibited under the terms of the Credit Agreement, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any person with respect to, any of such Collateral, or any interest therein, except as not prohibited under the terms of the Credit Agreement and for the security interest created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Collateral Agent to sell, assign or transfer any of such Collateral, except as not prohibited under the terms of the Credit Agreement.

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                  (c) Such Pledgor shall maintain the security interest created by it under this Agreement as a first priority, perfected security interest and shall defend such security interest against claims and demands of all persons whomsoever. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Pledgor, such Pledgor shall promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral owned by such Pledgor shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall, if so requested by the Collateral Agent, be immediately delivered to the Collateral Agent duly endorsed in a manner reasonably satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement, provided that the use of the Proceeds of such Collateral shall nonetheless be governed by Sections 6 and 7.

                  6. CASH DIVIDENDS; VOTING RIGHTS; PROCEEDS. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the Pledgors of the Collateral Agent's intent to exercise its corresponding rights pursuant to Section 7 below, the Pledgors shall be permitted to receive, retain and use all cash dividends paid in accordance with the terms and conditions of the Credit Agreement in respect of the Pledged Stock and, if applicable, Additional Collateral and to exercise all voting and corporate rights with respect to the Pledged Stock and, if applicable, Additional Collateral, PROVIDED, HOWEVER, that no vote shall be cast or corporate right exercised or other action taken (regardless of whether an Event of Default has occurred and is continuing) which would materially and adversely affect the rights of the Collateral Agent or the Secured Parties or their ability to exercise same or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

                  (b) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the Pledgors of the Collateral Agent's intent to exercise its corresponding rights pursuant to Section 7 below, the Pledgors shall be permitted to receive, retain and use all other Proceeds (in addition to cash dividends as provided under Section 6(a) above) from the Collateral.

                  7. RIGHTS OF THE SECURED PARTIES AND THE COLLATERAL Agent. If an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise such rights to the Pledgors,
      (i) the Collateral Agent shall have the right to receive any and all Proceeds paid in respect of the Pledged Securities or Additional Collateral and any and all Proceeds of Proceeds and make application thereof to the Obligations in the manner provided in Section 8(a) and
      Section 15 and (ii) all shares of the Pledged Stock and, if applicable, Additional Collateral shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (1) all voting, corporate and other rights pertaining



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      to such shares of the Pledged Stock and to such Additional Collateral at any meeting of shareholders of any Issuer or otherwise and (2) any and all rights of, conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock and to such Additional Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any and all the Pledged Stock and, if applicable, Additional Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by a Pledgor or the Collateral Agent of any right, privilege or option pertaining to such shares of the Pledged Stock and to such Additional Collateral, and in connection therewith, the right to deposit and deliver any and all the Pledged Stock and, if applicable, Additional Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may reasonably determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. All Proceeds that are received by any Pledgor contrary to the provisions of this Section 7 shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this Section 7 shall be retained by the Collateral Agent in a Collateral Account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 8(a) and Section 15. After all Events of Default under the Credit Agreement have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to each Pledgor all cash dividends, interest or principal that such Pledgor would otherwise be permitted to retain pursuant to the terms of Section 6 above, but only to the extent such Proceeds remain in such Collateral Account.

                  8. REMEDIES. (a) If an Event of Default shall have occurred and be continuing the Collateral Agent shall apply all or any part of the Proceeds held in any Collateral Account in accordance with
      Section 15.

                  (b) If an Event of Default shall have occurred and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice, required by law referred to below) to or upon the Pledgors or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or



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      contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Collateral Agent or any Secured Party or elsewhere upon such terms and conditions as it may reasonably deem advisable and at such prices as it may reasonably deem best, for cash or on credit or for future delivery without assumption of any risk. The Collateral Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of (to the extent permitted by law) any right or equity of redemption in a Pledgor which right or equity is, to the extent permitted by law, hereby waived or released. The Collateral Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or reasonably relating to the Collateral or the any or the rights of the Collateral Agent and the Secured Parties hereunder, including reasonable attorney's fees and disbursements of counsel to the Collateral Agent, to the payment in whole or in part of the Obligations, in the order set forth in Section 15. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be in writing and deemed reasonable and proper if given at least 10 days before such sale or other disposition. UCAR and the other Pledgors shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay (i) in the case of each Pledgor other than UCAR, its Obligations and the reasonable fees and disbursements of any attorneys employed by the Collateral Agent or any Secured Party to collect such deficiency in its Obligations and (ii) in the case of UCAR, its and the Borrower's Obligations and pro rata shares of such fees and disbursements.

                  9. REGISTRATION RIGHTS; PRIVATE SALES. (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8 hereof, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgor who owns such Pledged Stock will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Collateral Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period expiring on the earlier of (A) one year from the date of the first public offering of the Pledged Stock and (B) such time that all of the Pledged Stock, or that portion thereof to be sold, is sold and (iii) to make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor who owns such Pledged Stock agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Collateral Agent shall



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      reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act. Each Pledgor jointly and severally agrees to (x) indemnify, defend and hold harmless Collateral Agent and the other Indemnitees from and against all losses, liabilities, expenses, costs (including the reasonable fees and expenses of legal counsel to the Collateral Agent) and claims (including the costs of investigation) that they may incur insofar as any such loss, liability, expense, cost or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus, offering circular or similar document (or any amendment or supplement thereto), or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any writing thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to any Pledgor or the Issuer of such Pledged Stock by the Collateral Agent or any other Secured Party expressly for use therein, and (y) enter into an indemnification agreement with any underwriter of or placement agent for any Pledged Stock, on its standard form, to substantially the same effect. The Pledgors will jointly and severally bear all costs and expenses of carrying out their obligations under this Section 9.

                  (b) The Pledgors recognize that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree do so.

                  (c) Each Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be reasonably necessary to make such sale or sales of all or any portion of the Pledged Stock or Additional Collateral owned by it pursuant to this Section valid and binding and in compliance with any and all other applicable requirements of the laws of any jurisdiction. Each Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent and the Secured Parties, that the Collateral Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in the Section shall be specifically enforceable against such Pledgor.

                  10. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUER. Each Pledgor hereby authorizes and instructs each Issuer that has issued Pledged Stock pledged by such Pledgor pursuant to Section 2 hereof to comply with any instruction received by it from the Collateral Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and agrees that each such Issuer shall be fully protected in so complying.

                  11. COLLATERAL AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT. (a) Each Pledgor hereby irrevocably constitutes, and appoints the Collateral Agent and any officer or agent of the Collateral Agent, with full irrevocable power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in the Collateral Agent's own name, from time to time in the Collateral Agent's discretion upon and during the continuance of an Event of Default, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

                  (b) Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in Section 11(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                  12. DUTY OF COLLATERAL AGENT. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account, PROVIDED that investments shall be made at the option and sole discretion of the Collateral Agent and PROVIDED FURTHER that the Collateral Agent shall use reasonable efforts to make such investments. Neither the Collateral Agent, any Secured Party nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgors or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                  13. EXECUTION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the Code, each Pledgor authorizes the Collateral Agent to file financing statements with respect to the Collateral owned by it without the signature of such Pledgor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                  14. AUTHORITY OF COLLATERAL AGENT. Each Pledgor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and such Pledgor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting.

                  15. APPLICATION OF PROCEEDS. The proceeds of any sale of Collateral pursuant to Section 8(b), as well as any Collateral consisting of cash under Section 8(a), shall be applied by the Collateral Agent as follows:

                  FIRST, to the payment of the reasonable costs and expenses of the Collateral Agent as set forth in Section 8(b);

                  SECOND, to the payment of all amounts of the Obligations owed to the Secured Parties in respect of Loans made by them and outstanding and amounts owing in respect of any LC Disbursement or Letter of Credit or under any Interest/Exchange Rate Protection Agreements, pro rata as among the Secured Parties in accordance with the amount of such Obligations owed them;

                  THIRD, to the payment and discharge in full of the Obligations
            (other than those referred to above), pro rata as among the Secured Parties in accordance with the amount of such Obligations owed to them; and

                  FOURTH, after payment in full of all Obligations, to the
            applicable Pledgor, or the successors or assigns thereof, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, any Collateral then remaining.

                  The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

                  16. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent hereunder, the security interests granted hereunder and all obligations of the Pledgors hereunder shall be absolute and unconditional.

                  17. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by any Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, the execution and delivery to the Lenders of the Loan Documents and the issuance by the Issuing Bank of the Letters of Credit, regardless of any investigation made by the Secured Parties, or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or L/C Disbursement, or any Fee or any other amount payable under or in respect of this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated.

                  18. COLLATERAL AGENT'S LIABILITIES AND EXPENSES; INDEMNIFICATION. (a) Notwithstanding anything to the contrary provided herein, the Collateral Agent assumes no liabilities with respect to any claims regarding each Pledgor's ownership (or purported ownership) of, or rights or obligations (or purported rights or obligations) arising from, the Collateral or any use (or actual or alleged misuse) whether arising out of any past, current or future event, circumstance, act or omission or otherwise, or any claim, suit, loss, damage, expense or liability of any kind or nature arising out of or in connection with the Collateral. All of such liabilities shall, as between the Collateral Agent and the Pledgors, be borne exclusively by the Pledgors.

                  (b) Each Pledgor hereby agrees to pay all reasonable expenses of the Collateral Agent and to indemnify the Collateral Agent with respect to any and all losses, claims, damages, liabilities and related expenses in respect of this Agreement or the Collateral in each case to the extent the Borrower is required to do so pursuant to Section 10.03 of the Credit Agreement.

                  (c) Any amounts payable by a Pledgor as provided hereunder shall be additional Obligations of it secured hereby and by its other Security Documents. Without prejudice to the survival of any other agreements contained herein, all indemnification and reimbursement obligations contained herein shall survive the payment in full of the principal and interest under the Credit Agreement, the expiration of the Letters of Credit and the termination of the Commitments or this Agreement.

                  19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER

      LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

                  20. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Loan Party or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Pledgor or any Secured Party or its properties in the courts of any jurisdiction.

                  (b) Each Pledgor and each Secured Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 22 hereof. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  21. TERMINATION AND RELEASE. (a) This Agreement and the security interest created hereunder shall terminate when all the Obligations have been fully and indefeasibly paid and when the Secured Parties have no further Commitments and no Letters of Credit are outstanding, at which time the Collateral Agent shall reassign and deliver to each Pledgor, or to such person or persons as each Pledgor shall reasonably designate, against receipt, such of the Collateral owned by such Pledgor as shall have not been sold or otherwise applied by the Collateral Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instructions of reassignment and release. Any such reassignment shall be without recourse to or any warranty by the Collateral Agent and at the expense of such Pledgor.

                  (b) All Collateral sold, transferred or otherwise disposed of, in accordance with the terms of the Credit Agreement (including pursuant to a waiver or amendment of the terms thereof), shall be sold, transferred or otherwise disposed of free and clear of the Lien and the security interest created hereunder. In connection with the foregoing, (i) the Collateral Agent shall execute and deliver to each Pledgor with respect to the Collateral owned by such Pledgor, or to such person or persons as such Pledgor shall reasonably designate, against receipt, such Collateral sold, transferred or otherwise disposed together with appropriate instructions of reassignment and release, (ii) any representation, warranty or covenant contained herein relating to the Collateral shall no longer be deemed to be made with respect to such sold, transferred or otherwise disposed Collateral and (iii) all schedules hereto shall be amended to delete the name of the Issuer. Any such reassignment shall be without recourse or to any warranty by the Collateral Agent and at the expense of such Pledgor.

                  22. NOTICES. All notices, requests and demands to or upon the Secured Parties or the Pledgors under this Agreement shall be given or made in accordance with Section 10.01 of the Credit Agreement and addressed as follows:

                  (a) if to any Secured Party, UCAR Global or the Borrower,
            at its address for notices provided in Section 10.01 of the Credit Agreement;

                  (b) if to any Subsidiary, at its address set forth on
            Schedule II hereof.

                  23. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition of enforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  24. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgors and the Collateral Agent, PROVIDED that any provision of this Agreement may be waived by the Required Secured Parties pursuant to a letter or agreement executed by the Collateral Agent or by telecopy transmission from the Collateral Agent.

                  (b) Neither the Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant in Section 24(a) hereof) or delay be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion.

                  (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  25. SECTION HEADINGS. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  26. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of the Pledgors and shall inure to the benefit of the Pledgors, the Collateral Agent and the Secured Parties and their successors and assigns, PROVIDED that this Agreement may not be assigned by the Pledgors without the prior written consent of the Collateral Agent and the Secured Parties.

                  27. COUNTERPARTS. This Agreement may be executed in two or more original counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

                  28. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                    UCAR INTERNATIONAL INC.

                                      by /S/ NANCY M. FALLS
                                         -------------------------------------
                                          Name: Nancy M. Falls
                                          Title:  Treasurer

                                    UCAR GLOBAL ENTERPRISES INC.

                                     by /S/ NANCY M. FALLS
                                        ---------------------------------------
                                          Name: Nancy M. Falls
                                          Title:  Treasurer

                                    UCAR FINANCE INC.

                                     by /S/ NANCY M. FALLS
                                        ---------------------------------------
                                          Name: Nancy M. Falls
                                          Title:  Treasurer

                                    EACH OF THE PLEDGOR SUBSIDIARIES LISTED
                                    ON SCHEDULE II HERETO

                                     by /S/ NANCY M. FALLS
                                        ---------------------------------------
                                          Name: Nancy M. Falls
                                          Title:  Treasurer

                                    MORGAN GUARANTY TRUST COMPANY OF NEW
                                    YORK, as Collateral Agent,

                                      by /S/ DEBORAH DESANTIS
                                        ---------------------------------------
                                          Name: Deborah DeSantis
                                          Title: Vice President

  WITNESSES:

  1. /S/ CHERYLYN BRANDT                     2. /S/ CHIANN BAO
     --------------------------                 ------------------------
     Name:Cherylyn Brandt                       Name: Chiann Bao
     Drivers License No.: ___________           Drivers License No.: __________
     Social Security No.: ____________          Social Security No.: __________

      State of New York   )
                          ) ss.:  New York
      County of New York  )



      On this the day of February, 2000, before me, __________________________, the undersigned officer, personally appeared
      ______________________________ and _______________________, known to me to be the persons whose names are subscribed to the within instrument and each acknowledged that he(she) executed the same for the purposes therein contained.

      IN WITNESS WHEREOF I hereunto set my hand.

      ----------------------------
      Notary Public

      My Commission expires ____________________.

                                                                 SCHEDULE I TO
                                                              PLEDGE AGREEMENT
============================================================================================
                                  PLEDGED STOCK
                                  -------------
                                                                                 PERCENTAGE
      PLEDGOR*                       ISSUER*                 PLEDGED STOCK         PLEDGED
      -------                        ------                  -------------       ----------
--------------------------------------------------------------------------------------------
UCAR International Inc.        UCAR Global Enterprises      100 Shares                  100%
                               Inc.                         (Certificate No. U0001)
--------------------------------------------------------------------------------------------
UCAR International Inc.        UCAR Finance Inc.            100 Shares                  100%
                                                            (Certificate No. 1)
--------------------------------------------------------------------------------------------
UCAR Global Enterprises Inc.   UCAR Carbon S.A.(Brazil)     No Certificates              65%
--------------------------------------------------------------------------------------------
UCAR Global Enterprises Inc.   UCAR Carbon Company Inc.     500 Shares                  100%
                                                            (Certificate No. 2)
--------------------------------------------------------------------------------------------
UCAR Global Enterprises Inc.   UCAR Holdings II Inc.        100 Shares                  100%
                                                            (Certificate No. 2)
--------------------------------------------------------------------------------------------
UCAR Global Enterprises Inc.   UCAR S.A. (Switzerland)      113,750 Shares               65%
                                                            (Certificate No. 5)
--------------------------------------------------------------------------------------------
UCAR Global Enterprises Inc.   UCAR Holding GmbH (Austria)  No Certificates              65%
--------------------------------------------------------------------------------------------
UCAR Carbon Company Inc.       Unicarbon Comercial Ltda.    No Certificates              65%
                               (Brazil)
--------------------------------------------------------------------------------------------
UCAR Carbon Company Inc.       UCAR Limited (UK)            5,249,999 Shares             65%
                                                            (Certificate No. 9)
--------------------------------------------------------------------------------------------
UCAR Carbon Company Inc.       Union Carbide Grafito, Inc.  25,000 preferred Shares     100%
                                                            (Certificate No. 26)
                                                            200 common Shares
                                                            (Certificate No. 2)
--------------------------------------------------------------------------------------------
UCAR Carbon Company Inc.       UCAR Carbon Foreign Sales    1 Share                      65%
                               Corporation                  (Certificate No. 2)
--------------------------------------------------------------------------------------------
UCAR Carbon Company Inc.       UCAR Composites Inc.         800 Shares                  100%
                                                            (Certificate No. A3)
--------------------------------------------------------------------------------------------
UCAR Carbon Company Inc.       UCAR International Trading   100 Shares                  100%
                               Inc.                         (Certificate No. 1)
--------------------------------------------------------------------------------------------
UCAR Carbon Company Inc.       EMSA (Pty.) Ltd. (South      4,062,500 Shares             65%
                               Africa)                      (Certificate No. 36)
--------------------------------------------------------------------------------------------
UCAR Carbon Company Inc.       Carbographite Limited        2,600 Shares                 65%
                               (South Africa)               (Certificate No. 42)
--------------------------------------------------------------------------------------------
UCAR Carbon Company Inc.       UCAR Mexicana S.A. de C.V.   269,828,025 Shares           65%
                               (Mexico)                     (Certificate Nos. 1 and 5)
--------------------------------------------------------------------------------------------

UCAR Carbon Company Inc.       UCAR S.p.A. (Italy)          No Certificates              65%
--------------------------------------------------------------------------------------------
UCAR Carbon Company Inc.       UCAR Electrodos S.L.         1 Share                      .1%
                               (Spain)
--------------------------------------------------------------------------------------------
UCAR Carbon Company Inc.       UCAR Carbon Mexicana, S.A.   27,231 Shares                .1%
                               de C.V. (Mexico)             (Certificate Nos. 1,3,4
--------------------------------------------------------------------------------------------
UCAR Holdings II Inc.          UCAR Inc. (Canada)           650 Shares                   65%
                                                            (Certificate No. 3)
--------------------------------------------------------------------------------------------
UCAR Holdings II Inc.          UCAR Electrodos S.L.         No Certificates              65%
                               (Spain)
--------------------------------------------------------------------------------------------
UCAR Holdings II Inc.          UCAR Holdings S.A. (France)  No Certificates              65%
--------------------------------------------------------------------------------------------
UCAR Holdings II Inc.          UCAR Holdings III Inc.       100 Shares                  100%
                                                            (Certificate No. 2)
--------------------------------------------------------------------------------------------
UCAR Holdings II Inc.          UCAR SNC (France)            1 Share                    .1%
                                                            No Certificates
--------------------------------------------------------------------------------------------
UCAR S.A. (Switzerland)        UCAR Holding GmbH (Austria)  No Certificates            33.33%
--------------------------------------------------------------------------------------------
UCAR Carbon S.A. (Brazil)      UCAR Pordutos de Carbono     No Certificates            99.97%
                                  S.A. (Brazil)
--------------------------------------------------------------------------------------------



                                                                        2
================================================================================================
                                 PLEDGED STOCK
                                 -------------
                                                                                     PERCENTAGE
          PLEDGOR*                       ISSUER*                 PLEDGED STOCK         PLEDGED
          -------                        ------                  -------------       ----------

-------------------------------------------------------------------------------------------------
UCAR Carbon S.A.(Brazil)        Unicarbon Comercial Ltda.   No Certificates             2.33%
                                (Brazil)
-------------------------------------------------------------------------------------------------
UCAR Mexicana, S.A. de C.V.    UCAR Carbon Mexicana, S.A.   5,944,099 Shares           99.84%
(Mexico)                       de C.V. (Mexico)             (Certificates 27, 28
                                                            and 29) -- certificates
                                                            to be provided or reissued
--------------------------------------------------------------------------------------------------
UCAR S.p.A. (Italy)            UCAR Energia S.r.l. (Italy)  No Certificates             100%
--------------------------------------------------------------------------------------------------
UCAR Holdings S.A. (France)    UCAR SNC (France)            No Certificates             100%


                                  PLEDGED NOTES
                                  -------------
================================================================================
                               INTERCOMPANY NOTES
                               ------------------
--------------------------------------------------------------------------------
    PLEDGOR*                    ISSUER*                      PRINCIPAL AMOUNT
    --------                    ------                       ----------------
--------------------------------------------------------------------------------
UCAR Finance Inc.           UCAR Carbon Company Inc.          $700,000,000
--------------------------------------------------------------------------------
UCAR Finance Inc.           UCAR S.A.                         $84,650,000
--------------------------------------------------------------------------------
UCAR Finance Inc.           UCAR Electrodos, S.L.              17,110,000
--------------------------------------------------------------------------------
UCAR Finance Inc.           UCAR S.p.A.                        16,750,000
--------------------------------------------------------------------------------
UCAR Finance Inc.           UCAR Holdings S.A.                126,900,000
--------------------------------------------------------------------------------


================================================================================
                                   OTHER NOTES
                                   -----------
--------------------------------------------------------------------------------
          PLEDGOR*                       ISSUER*            PRINCIPAL AMOUNT
          -------                        ------             ----------------
--------------------------------------------------------------------------------
UCAR International Inc.        UCAR Carbon Company Inc.       $325,000,000
--------------------------------------------------------------------------------
UCAR Global Enterprises Inc.   UCAR International Inc.        $511,600,000
--------------------------------------------------------------------------------
UCAR Global Enterprises Inc.   UCAR Inc. (Canada)             $ 60,000,000
--------------------------------------------------------------------------------
UCAR Carbon Company Inc.       UCAR Global Enterprises Inc.   $600,000,000

--------------------------------------------------------------------------------
UCAR Carbon Mexicana, S.A.     UCAR Global Enterprises Inc.   $ 30,000,000
de C.V. (Mexico)
--------------------------------------------------------------------------------
UCAR Holdings, S.A. (France)   UCAR Carbon Company Inc.       $100,000,000
--------------------------------------------------------------------------------
UCAR S.p.A. (Italy)            UCAR Carbon Company Inc.       $40,000,000,000
                                                                 Italian Lire
--------------------------------------------------------------------------------
UCAR Electrodos S.L. (Spain)   UCAR Carbon Company Inc.         7,000,000,000
                                                                Spanish Pesetas
--------------------------------------------------------------------------------
UCAR Limited (U.K.)            UCAR Carbon Company Inc.            30,000,000
                                                                 British Pounds
--------------------------------------------------------------------------------
EMSA (Pty.) Ltd.               UCAR Carbon Company Inc.           300,000,000
(South Africa)                                                South African Rand
--------------------------------------------------------------------------------
UCAR S.A. (Switzerland)        UCAR Global Enterprises Inc.      $300,000,000
--------------------------------------------------------------------------------
UCAR Carbon Mexicana S.A. de   UCAR Global Enterprises Inc.      $ 50,000,000
C.V.
--------------------------------------------------------------------------------

      * Jurisdictions of incorporation of non-United States entities are identified in parentheses following the names of such entities.

                                   SCHEDULE II

                              PLEDGOR SUBSIDIARIES*


                              UCAR Carbon Company Inc.
                               UCAR Holdings II Inc.
                              UCAR S.A. (Switzerland)
                             UCAR Carbon S.A. (Brazil)
                        UCAR Mexicana, S.A. de C.V. (Mexico)
                                UCAR S.p.A. (Italy)
                            UCAR Holdings S.A. (France)
                                 UCAR Inc. (Canada)
                                 UCAR SNC (France)
                            UCAR Electrodos S.L. (Spain)
                                 UCAR Limited (UK)
                          EMSA (Pty.) Ltd. (South Africa)




                  * Jurisdictions of incorporation of non-United States entities are identified in parentheses following the names of such entities.

                             ACKNOWLEDGMENT AND CONSENT

                  Each of the undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated as of February 22, 2000 (the "PLEDGE AGREEMENT"), by UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation ("Global"), the subsidiaries of UCAR that are signatories thereto (together with UCAR GLOBAL and the Borrower, the "PLEDGORS"), in favor of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as collateral agent for the Secured Parties (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement dated as of February 22, 2000, among UCAR, Global, the Borrower, the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent, Collateral Agent and Issuing Bank (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT").

                  1. Each of the undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

                  2. Each of the undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in subsection 5(a) of the Pledge Agreement.

                  3. The terms of subsection 9(c) of the Pledge Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.

                                          EACH OF THE ISSUERS OF PLEDGED
                                          SECURITIES LISTED ON SCHEDULE I TO
                                          THE PLEDGE AGREEMENT (OTHER THAN
                                          UCAR S.A. (SWITZERLAND))


                                             By /S/ MICHELLE F. RIDER
                                                --------------------------------
                                                Name: Michelle F. Rider
                                                Title: Attorney-In-Fact

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                                                                  EXHIBIT B TO
                                                              PLEDGE AGREEMENT



                             ACKNOWLEDGMENT AND CONSENT
                     BY UCAR S.A. TO DOMESTIC PLEDGE AGREEMENT


                  UCAR S.A. of Route Pallatex 17, CH-1163 Etoy, Switzerland ("UCAR S.A."), hereby acknowledges receipt of a copy of the Domestic Pledge Agreement dated as of February 22, 2000 (the "PLEDGE Agreement"), by UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation ("Global"), the subsidiaries of UCAR that are signatories thereto (together with UCAR GLOBAL and the Borrower, the "PLEDGORS"), in favor of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as collateral agent for the Secured Parties (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement dated as of February 22, 2000, among UCAR, Global, the Borrower, the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent, Collateral Agent and Issuing Bank (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT").

                  1. Subject to section 4 below, UCAR S.A. will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

                  2. UCAR S.A. will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in subsection 5(a) of the Pledge Agreement.

                  3. The terms of subsection 9(c) of the Pledge Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.

                  4. In relation to obligations of a Foreign Subsidiary (other than UCAR S.A. or any of its subsidiaries), UCAR S.A. shall (a) only be liable to the Collateral Agent and the Secured Parties to the extent and in the maximum amount of the profits available for the distribution of dividends (being the balance sheet profits and any reserves made for this purpose, all in accordance with art. 675(2) of the Swiss Code of Obligations) at any given time; (b)(i) deduct from any such payments Swiss Anticipatory Tax (withholding tax) at the rate of 35 percent (or such other rate as in force from time to time) and subject to any applicable double taxation treaty; (ii) pay such deduction to the Swiss Federal Tax Administration; and (iii) give evidence to the respective Secured Party of such deduction in accordance with Section 2.16 of the Credit Agreement; and (c) not gross-up pursuant to Section 2.16 of the Credit Agreement. Any



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      and all indemnities and guarantees contained in the Loan Documents shall be construed in a manner consistent with this paragraph.

                                          UCAR S.A.


                                             By /S/ NANCY M. FALLS
                                                --------------------------------

                                                Name: Nancy M. Falls
                                                Title: Treasurer
                                                Date: February 21, 2000


ACKNOWLEDGED AND AGREED BY:

THE COLLATERAL AGENT

Morgan Guaranty Trust Company of New York

By  /S/ DEBORAH DESANTIS
    --------------------

Name: Deborah DeSantis
Title: Vice President
Date: February 18, 2000